UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2013

KiOR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35213	51-0652233
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13001 Bay Park Road, Pasadena, Texas 77507

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 694-8700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into Material Definitive Agreement.

Note Purchase Agreement

On October 18, 2013, KiOR, Inc. (“KiOR”) and its wholly-owned subsidiary Kior Columbus, LLC, (“KiOR Columbus,” together, with KiOR, the “Company”) entered into a Senior Secured Convertible Promissory Note Purchase Agreement (the “Note Purchase Agreement”) with Khosla Ventures III, LP (“KV III”), KFT Trust, Vinod Khosla, Trustee, (“KFT Trust”) and VNK Management, LLC (“VNK”) and, collectively with KFT Trust and KV III, the “Purchasers”) and KV III in its capacity as agent for the Purchasers. The Note Purchase Agreement was amended on October 20, 2013 and the Note Purchase Agreement, as amended, is described below.

The Note Purchase Agreement contemplates two tranches of financing. The first tranche consists of the issuance of $42.5 million of Senior Secured Mandatorily Convertible Notes due 2020 (the “Notes”) in exchange for a like amount of cash and approximately $53.2 million of Notes in exchange for a like amount of existing indebtedness outstanding under the Company’s existing Loan and Security Agreement (the “Loan and Security Agreement”) by and among the Company and the Lenders named therein, dated as of January 26, 2012, as amended on March 17, 2013. The second tranche consists of the sale of up to $7.5 million of shares of the Company’s Class A Common Stock (the “Shares,” which also includes shares issuable as a part of a Purchaser’s option or the Company’s call option, as described below) and the sale of Shares in exchange for a like amount of existing indebtedness equal to $25 million in principal amount, plus accrued interest and applicable fees outstanding under the Loan and Security Agreement prior to March 17, 2013.

In the first tranche, which we expect will close on October 21, 2013, KV III and VNK will purchase Notes in an aggregate amount of $42.5 million, resulting in gross proceeds to the Company of $42.5 million, and KFT Trust will purchase Notes in an aggregate amount of approximately $53.2 million pursuant to the conversion of outstanding indebtedness owed to KFT Trust for loans received from KFT Trust from and after March 17, 2013 under the Company’s Loan and Security Agreement.

The Notes accrue interest at a rate of 0% per annum and are convertible into shares of Class A Common Stock at a conversion price of $2.897 per share (such price, as it may be adjusted from time to time as set forth below, the “Conversion Price”), which represents a 25% premium over the average daily volume weighted average price of our Class A Common Stock for the twenty (20) trading days ending on October 17, 2013. The Conversion Price may be decreased in the event of certain subsequent equity issuances (each, a “Dilutive Issuance”) by the Company below the Conversion Price of the Notes between the date of the first tranche closing and the earlier of (i) the one year anniversary of the first tranche closing and (ii) the conversion of the Notes. In the event of a Dilutive Issuance, the Conversion Price of the Notes will be reduced, concurrently with such issuance, to a price (calculated to the nearest one-hundredth of a cent) equal to the product of (x) the Conversion Price then in effect and (y) the quotient of (A) the price per share of the additional shares of common stock so issued and (B) the Conversion Price then in effect. The Conversion Price will also be adjusted in the event of stock splits and combinations, certain dividends and distributions and mergers or reorganizations. In addition, if on or before the one year anniversary of the first tranche closing, the Company consummates a Financing Event (as defined below), the Notes will automatically convert on the earliest of the following events: (i) if the average closing price of the Class A Common Stock exceeds 150% of the Conversion Price in any thirty (30) day period or (ii) if the one year anniversary of the closing of the first tranche occurs. If the Company consummates a Financing Event after the one year anniversary of the first tranche closing, the Notes will automatically convert simultaneous with the closing of the Financing Event. Upon the occurrence of any of the foregoing events, the principal amount of the Notes (which, for clarification, will include any interest previously paid in kind) and all accrued but unpaid interest thereunder (including any interest paid in kind) will automatically be converted into shares of the Company’s Class A Common Stock at the then effective Conversion Price. The Notes are secured by liens on fixtures and personal property of the Company specified in the Note Purchase Agreement.

The second tranche will occur subsequent to the receipt by the Company of aggregate net cash proceeds of at least $400 million from one or more offerings, private placements or other financing transactions comprised of the issuance of Notes and Shares under the Note Purchase Agreement, a pre-approved high yield debt financing and/or the sale of Class A Common Stock (the “Project Financing Amount”). The closing of the second tranche is subject to standard conditions, including notification pursuant to the Hart-Scott-Rodino Act that any applicable waiting period has expired, receipt of any necessary approvals by governmental authorities and the approval, if required by applicable law, of the holders of a majority of the voting power of the Company’s Class A and Class B Common Stock voting together as a single class at a stockholder meeting of the issuance and sale by the Company to the Purchasers of the shares of Class A Common Stock issuable upon conversion of the Notes in excess of 19.99% of (i) the shares of Class A Common Stock or (ii) the total voting power represented by the shares of Class A Common Stock, in each case outstanding as of immediately prior to the first tranche.

In the second tranche, KV III and VNK will purchase Shares in an aggregate amount of up to $7.5 million and KFT Trust will purchase Shares pursuant to the conversion of the amount of the indebtedness (equal to $25 million in principal amount, plus accrued interest and applicable fees) owed to KFT Trust under the Loan and Security Agreement for loans received from KFT Trust prior to March 17, 2013 under such agreement. Shares will be purchased for a price equal to the Conversion Price.

In addition, the Company has a call option that it can exercise in the event it raises the Project Financing Amount (such event, the “Financing Event”). At any point beginning 365 days following the consummation of the Financing Event until the two year anniversary of the consummation of the Financing Event (the “Two Year Date”), KiOR may, at its sole election, sell shares to KFT Trust in an aggregate amount of up to $35 million. Shares will be purchased for a price equal to the Conversion Price. The call option is subject to adjustment, as set forth below, although in no event will the call option be for more than $35 million in Shares. The closing of the call option is subject to standard conditions.

In the event the Company consummates sales of additional Notes (or substantially similar indebtedness) or its equity securities resulting in aggregate proceeds to the Company of $100 million or more before the call option is exercised, the call option will terminate. If the Company consummates sales of additional Notes (or substantially similar indebtedness) or its equity securities resulting in aggregate proceeds to the Company of less than $100 million before the call option is exercised, KFT Trust will purchase a number of shares equal to the difference (the “New Commitment”) between $100 million and the funds actually raised (the “Raised Amount”), which Raised Amount shall include the aggregate value of the Notes and Shares (other than the Notes and Shares purchased by KFT Trust) and the Gates Shares (as described below). The New Commitment will be in lieu of the commitment to purchase $35.0 million of Shares as a part of the call option as described above.

In addition, KFT Trust, or its assignee, has an option it can exercise prior to the earlier of (i) the Two Year Date and (ii) February 1, 2020 to purchase the Shares it would otherwise purchase in the second tranche or as a part of the call option so long as the Purchaser beneficially owns at least twenty percent (20%) of the shares of Class A Common Stock issued or issuable upon conversion of the Notes purchased by such Purchaser.

In connection with the Note Purchase Agreement, the Company must also comply with certain affirmative covenants, such as furnishing financial statements to the Purchasers, and negative covenants, including a limitation on (i) repurchases or redemptions of the Company’s stock, subject to certain exceptions, (ii) the incurrence of capital expenditures in excess of $50 million prior to receipt by the Company of the Project Financing Amount and (iii) the incurrence of debt and the making of investments other than those permitted by the Note Purchase Agreement.

Furthermore, the Purchasers have a right of first offer for the offer or sale by the Company of any new securities, provided that such Purchaser beneficially owns 10% or more of the Shares issued to the Purchaser under the Note Purchase Agreement at the time of such offer or sale.

The obligations of the Company under the Note Purchase Agreement may be accelerated upon the occurrence of an event of default under the Note Purchase Agreement, which includes customary events of default including, without limitation, payment defaults, defaults in the performance of affirmative and negative covenants, the inaccuracy of representations or warranties, bankruptcy and insolvency related defaults, defaults relating to judgments and cross-defaults.

On September 26, 2013, the Company announced that KV III and Vinod Khosla had each committed to invest up to $25 million in the Company pursuant to Commitment Letters filed as Exhibits 99.1 and 99.2, respectively, to our Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on September 26, 2013, for a total aggregate commitment of $50 million. Notwithstanding the fact that VNK is an LLC that is not under the control of Vinod Khosla, the investment by VNK is intended to satisfy the commitment from Vinod Khosla.

The shares of Class A Common Stock issuable upon conversion of the Notes cannot be transferred for 6 months following the closing of the first tranche, subject to exceptions for transfers to permitted transferees specified in the Note Purchase Agreement. Any permitted transferees must agree to be bound by the terms and conditions of the Note Purchase Agreement, including with respect to the limitations on transfer of the securities such permitted transferee receives. The Notes cannot be transferred except in the event of a change in control or to a permitted transferee.

Registration Rights Agreement Relating to the Note Purchase Agreement

The Company will also enter into a Registration Rights Agreement (the “Note RRA”) with the Purchasers, pursuant to which it will register with the Securities and Exchange Commission (the “SEC”) the Shares and any shares of capital stock issued or issuable, from time to time (with any adjustments), in respect of the Shares by virtue of any stock split, stock dividend, recapitalization or similar event (collectively, the “Registrable Securities”).

Under the Note RRA, the Company is required to file a registration statement on Form S-3 (the “Registration Statement”) with the SEC for the resale of the Registrable Securities as soon as practicable and in any event no later than six months from the date of closing the first tranche and to use its commercially reasonable efforts to cause the Registration Statement to be declared effective as soon as practicable after the filing thereof.

In addition, if the Company cannot effect a registration as described above, and the Company receives a request from one or more Purchasers that the Company file a Registration Statement on Form S-1 with respect to at least twenty five percent (25%) of the Registrable Securities, then the Company will (x) within ten (10) days after the date such request is given, give notice thereof (the “Demand Notice”) to all Purchasers; and (y) as soon as practicable, and in any event within seventy-five (75) days after the date of such request is given by the Purchasers initiating the request, file a Registration Statement on Form S-1 under the Securities Act of 1933, as amended, (the “Securities Act”) covering all Registrable Securities that the Purchasers have requested to be registered as specified by notice given by each such Purchaser to the Company within twenty (20) days of the date the Demand Notice is given.

Furthermore, if there is not an effective Registration Statement covering all of the Registrable Securities or the prospectus contained therein is not available for use and the Company proposes to register (including, for this purpose, a registration effected by the Company for stockholders other than the Purchasers) any of its Class A Common Stock under the Securities Act in connection with the public offering of such securities solely for cash, the Company shall, at such time, promptly give each Purchaser notice of such registration, subject to certain exceptions. Upon the request of each Purchaser given within twenty (20) days after such notice is given by the Company, the Company shall cause to be registered all of the Registrable Securities that each such Purchaser has requested to be included in such registration.

In the event (i) that the Registration Statement has not been declared effective by the SEC on or before 180 days from the date of the Note RRA (the “Registration Deadline”) or (ii) after a Registration Statement has been declared effective by the SEC, sales of any of the Registrable Securities covered by such Registration Statement cannot be made pursuant to such Registration Statement because such Registration Statement has been suspended (by reason of a stop order or the Company’s failure to update the Registration Statement or otherwise), except as a result of a suspension permitted under the Note RRA, or if such Registration Statement is no longer effective, then the Company has agreed to pay to each Purchaser liquidated damages. The liquidated damages will be in an amount equal to 1.5% of the aggregate purchase price paid by each Purchaser pursuant to the Note Purchase Agreement for the Shares with respect to which any unregistered Registrable Securities are then held by the Purchaser for each consecutive or non-consecutive thirty (30) day period after the Registration Deadline and prior to the date the Registration Statement is declared effective by the SEC, or during which sales of any Registrable Securities covered by a Registration Statement cannot be made pursuant to any such Registration Statement after the Registration Statement has been declared effective. Such liquidated damages will be paid in cash within five (5) trading days after the end of each thirty (30) day period giving rise to such obligation. Notwithstanding the foregoing, in no event is the Company obligated to make payments (a) to more than one Purchaser in respect of the same Registrable Securities for the same period of time or (b) to any one Purchaser in an aggregate amount that exceeds ten percent (10%) of the aggregate price paid by such Purchaser for such Shares.

Disclosure of Related Party Transactions

Khosla Ventures is a significant stockholder of the Company. Vinod Khosla is the managing member of VK Services, LLC which is the manager of Khosla Ventures Associates II, LP (“KVA II”) and Khosla Ventures Associates III, LP (“KVA III”). KVA II and KVA III are the general partners of Khosla Ventures II, LP and KV III, respectively, who are stockholders of the Company. Certain shares of Class A common stock of the Company are held by an entity affiliated with Mr. Khosla, and Mr. Khosla may be deemed to have indirect beneficial ownership of such shares. As a result, each of Khosla Ventures, KV III and Mr. Khosla may be deemed to possess voting and investment control over (and indirect beneficial ownership of) approximately 60% of the outstanding shares of Class A common stock of the Company. Samir Kaul, a director of the Company, is also a member of KVA II and KVA III. As such, the Note Purchase Agreement and Note RRA were reviewed and approved in advance by the Company’s audit committee, which is comprised solely of independent directors, in accordance with the Company’s policies and procedures for related person transactions.

Stock Purchase Agreement

On October 18, 2013, the Company entered into a Class A Common Stock Purchase Agreement (the “Stock Purchase Agreement”) with Gates Ventures, LLC (“Gates”) to purchase shares of the Company’s Class A Common Stock (the “Gates Shares”).

The Stock Purchase Agreement contemplates the purchase of Gates Shares from the Company in two tranches. In the first tranche, which we expect will close on October 21, 2013, Gates will purchase Gates Shares worth $7.5 million at a price per share equal to $2.3176, which is the average daily volume weighted average price of our Class A Common Stock for the twenty (20) trading days ending on October 17, 2013.

The second tranche will close if, during the period beginning on October 18, 2013 and ending on July 1, 2014, the Company receives the Project Financing Amount (which amount will include binding commitments to invest sums in the future, provided that (i) such commitments are not subject to any conditions in the control of the committing party and (ii) such commitments are not in excess of $35 million). In the second tranche, Gates will purchase $7.5 million worth of Gates Shares at a price per share equal to 75% of the twenty (20) day volume weighted average price of the Class A Common Stock as calculated beginning on the 10th trading day before (and including) the date of the consummation of the Financing Event (or, if earlier, the date of announcement of the Financing Event) and ending on the 10th trading day following the consummation of the Financing Event (or, if earlier, the date of announcement of the Financing Event). The closing of the second tranche is subject to standard conditions, including notification pursuant to the Hart-Scott-Rodino Act that any applicable waiting period has expired and receipt of any necessary approvals by governmental authorities.

In addition, Gates has an option it can exercise prior to the earlier of (i) the second tranche closing date and (ii) July 1, 2014 to purchase the Gates Shares it would otherwise purchase in the second tranche at a price per share equal to 75% of the twenty (20) day volume weighted average price of the Class A Common Stock immediately prior to the date Gates provides notice of exercise of the option so long as Gates beneficially owns at least twenty percent (20%) of the shares of Class A Common Stock purchased in the first tranche closing.

Notwithstanding the foregoing, the price per share in the second tranche closing or the option closing, as applicable, will not exceed the Conversion Price applicable to the Notes described above as in effect at the time of the second tranche closing or the option closing of the Gates Shares.

In connection with the Stock Purchase Agreement, the Company must also comply with certain covenants, such as furnishing financial statements to Gates.

Furthermore, Gates has a right of first offer for the offer or sale by the Company of any new securities, provided that Gates beneficially owns 10% or more of the sum of (i) the Gates Shares purchased in the first tranche closing and (ii) the Gates Shares to be purchased in the second tranche closing at the time of such offer or sale.

The Gates Shares cannot be transferred, subject to exceptions for transfers to permitted transferees specified in the Stock Purchase Agreement, until the earlier of (i) six months following the closing of the first tranche and (ii) any date on which any of KV III, KFT Trust, VNK or any of their respective Affiliates sells, transfers, assigns or hypothecates any equity or debt securities of KiOR to any non-Affiliate. Any permitted transferees must agree to be bound by the terms and conditions of the Stock Purchase Agreement, including with respect to the limitations on transfer of the securities such permitted transferee receives.

Registration Rights Agreement Relating to the Stock Purchase Agreement

The Company will also enter into a Registration Rights Agreement (the “Stock RRA”) with Gates, pursuant to which it will register with the SEC the Gates Shares and any shares of capital stock issued or issuable, from time to time (with any adjustments), in respect of the Gates Shares by virtue of any stock split, stock dividend, recapitalization or similar event (collectively, the “Gates Registrable Securities”).

Under the Stock RRA, the Company is required to file a registration statement on Form S-3 (the “Registration Statement”) with the SEC for the resale of the Gates Registrable Securities as soon as practicable and in any event no later than six months from the date of closing of the first tranche and to use its commercially reasonable efforts to cause the Registration Statement to be declared effective as soon as practicable after the filing thereof.

In addition, if the Company cannot effect a registration as described above, and the Company receives a request from Gates that the Company file a Registration Statement on Form S-1 with respect to at least fifty percent (50%) of the Gates Registrable Securities, then the Company will, as soon as practicable, and in any event within seventy-five (75) days after the date such request, file a Registration Statement on Form S-1 under the Securities Act of 1933, as amended, (the “Securities Act”) covering all Gates Registrable Securities that Gates has requested to be registered.

Furthermore, if there is not an effective Registration Statement covering all of the Gates Registrable Securities or the prospectus contained therein is not available for use and the Company proposes to register (including, for this purpose, a registration effected by the Company for stockholders other than Gates) any of its Class A Common Stock under the Securities Act in connection with the public offering of such securities solely for cash, the Company shall, at such time, promptly give Gates notice of such registration, subject to certain exceptions. Upon the request of Gates given within twenty (20) days after such notice is given by the Company, the Company shall cause to be registered all of the Gates Registrable Securities that Gates has requested to be included in such registration.

In the event (i) that the Registration Statement has not been declared effective by the SEC on or before 180 days from the date of the Stock RRA (the “Stock Registration Deadline”) or (ii) after a Registration Statement has been declared effective by the SEC, sales of any of the Gates Registrable Securities covered by such Registration Statement cannot be made pursuant to such Registration Statement because such Registration Statement has been suspended (by reason of a stop order or the Company’s failure to update the Registration Statement or otherwise), except as a result of a suspension permitted under the Stock RRA, or if such Registration Statement is no longer effective, then, in addition to any equitable remedies that may be available to Gates under applicable law, the Company has agreed to pay Gates liquidated damages. The liquidated damages will be in an amount equal to 1.5% of the aggregate purchase price paid by Gates pursuant to the Stock Purchase Agreement for the Gates Shares with respect to which any unregistered Gates Registrable Securities are then held by Gates for each consecutive or non-consecutive thirty (30) day period after the Stock Registration Deadline and prior to the date the Registration Statement is declared effective by the SEC, or during which sales of any Gates Registrable Securities covered by a Registration Statement cannot be made pursuant to any such Registration Statement after the Registration Statement has been declared effective. Such liquidated damages will be paid in cash within five (5) trading days after the end of each thirty (30) day period giving rise to such obligation. Notwithstanding the foregoing, in no event is the Company obligated to make payments (a) in respect of the same Gates Registrable Securities for the same period of time or (b) in an aggregate amount that exceeds ten percent (10%) of the aggregate price paid by Gates for such Gates Shares.

Agreement to Subordinate

On October 20, 2013, the Company entered into an agreement with the Purchasers and KV III, as agent, under the Note Purchase Agreement, pursuant to which the Purchasers agreed to subordinated the Notes to up to $300,000,000 of high yield debt and certain other indebtedness.

The foregoing descriptions of the Note Purchase Agreement, Amendment No. 1 to the Note Purchase Agreement, Form of Note, Note RRA, Stock Purchase Agreement, Stock RRA and Agreement to Subordinate do not purport to be complete and are qualified in their entirety by reference to the Note Purchase Agreement, Amendment No. 1 to the Note Purchase Agreement, Form of Note, Note RRA, Stock Purchase Agreement, Stock RRA and Agreement to Subordinate filed as Exhibits 99.1- 99.5 and 99.7, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sale of Equity Securities.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Company issued the Notes and the Gates Shares in reliance on the exemption from registration provided for under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Company relied on the exemption from registration provided for under Section 4(2) of the Securities Act based in part on the representations made by the Purchasers and by Gates, including the representations with respect to the Purchaser’s and Gates’, as applicable, status as an accredited investor, as such term is defined in Rule 501(a) of the Securities Act, and the investment intent of the Purchasers and Gates with respect to (i) the Notes and the underlying shares of Class A common stock and (ii) the Gates Shares, respectively.

Item 8.01 Other Events.

On October 21, 2013, the Company issued a press release relating to the Note Purchase Agreement and Stock Purchase Agreement. A copy of this press release is attached hereto as Exhibit 99.6 and incorporated by reference herein.

The press release contains statements intended as “forward-looking statements,” all of which are subject to the cautionary statement about forward-looking statements set forth therein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Note Purchase Agreement, dated as of October 18, 2013, by and among KiOR, KiOR Columbus, Khosla Ventures III, LP (“KV III”), KFT Trust, Vinod Khosla, Trustee, (“KFT Trust”) and VNK Management, LLC (“VNK”)

99.1B	Amendment No. 1 to Note Purchase Agreement, dated October 20, 2013

99.2	Form of Note under the Note Purchase Agreement

99.3	Form of Registration Rights Agreement by and among KiOR, KiOR Columbus, KV III, KFT Trust and VNK

99.4	Stock Purchase Agreement, dated as of October 18, 2013, by and among KiOR and Gates Ventures, LLC (“Gates”)

99.5	Form of Registration Rights Agreement by and among KiOR and Gates

99.6	Press Release, dated October 21, 2013

99.7	Agreement to Subordinate, dated October 20, 2013, and related Form of Subordination Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KiOR, INC.

Date: October 21, 2013	By:	/s/ Christopher A. Artzer
Christopher A. Artzer
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Note Purchase Agreement, dated as of October 18, 2013, by and among KiOR, KiOR Columbus, Khosla Ventures III, LP (“KV III”), KFT Trust, Vinod Khosla, Trustee, (“KFT Trust”) and VNK Management, LLC (“VNK”)

99.1B	Amendment No. 1 to Note Purchase Agreement, dated October 20, 2013

99.2	Form of Note under the Note Purchase Agreement

99.3	Form of Registration Rights Agreement by and among KiOR, KiOR Columbus, KV III, KFT Trust and VNK

99.4	Stock Purchase Agreement, dated as of October 18, 2013, by and among KiOR and Gates Ventures, LLC (“Gates”)

99.5	Form of Registration Rights Agreement by and among KiOR and Gates

99.6	Press Release, dated October 21, 2013

99.7	Agreement to Subordinate, dated October 20, 2013, and related Form of Subordination Agreement